                                                               Exhibit 10.16

                                   AMENDMENT


     Simultaneously with the execution by I.C. Isaacs & Co., L.P.
("Isaacs") of an "Assignment of Licenses" attached hereto as Exhibit A with respect to the assignment to Isaacs of certain "Exclusive Domestic License Agreements" identified therein (the "Women's License Agreements"), Isaacs and BHPC Marketing, Inc., the Licensor in said Women's License Agreements, hereby agree to amend the Women's Licenser Agreements as follows:

     1. The royalty rate identified in the "License Agreement Detail Schedule" and in Paragraph 8 (a) (i) that is a part of each Women's License Agreement is deleted and amended to be Five Percent (5%) for the term and any renewal of each Women's License Agreement.

     2. Paragraph 8 (a) (ii) of each Women's License Agreement is deleted in its entirety and amended to read the same as Paragraph 8 (a) (ii) of the "Exclusive Domestic License Agreement" for men's wear executed by Licensor and Isaacs simultaneously herewith (the "Men's Agreement"). A conforming change shall be made in Item 6 of the "License Agreement Detail Schedule" attached to each Women's License Agreement.

     3. The changes noted in highlighted or handwritten fashion on the attached copy (as exhibit B) of the Men's Agreement (which do not include any changes in the "License Agreement Detail Schedule" of the Women's License Agreements except as stated above) are hereby made a part of each Women's License Agreement. For purposes of clarity, the parties may choose to restate each Women's License Agreement to reflect these amendments.

     4. Licensor has granted to Isaacs a right of first refusal with respect to women's wear on the same terms as Paragraph 36 of the Men's License, for women's active wear including, but not limited to, basic T-shirts and basic sweat shirts.

     Executed as of September 1, 1993, intending this document to be binding.



/s/ Robert J. Arnot                           /s/ Don Garrison
-------------------------------------         --------------------------------
I.C. Isaacs & Co., L.P.                       BHPC Marketing, Inc.

Title: Chairman                               Title: Director of Licensing
       ------------------------------                --------------------------

                                 EXHIBIT A

                                 ASSIGNMENT

                                  EXHIBIT B

               CONFORMING CHANGES TO WOMEN'S LICENSE AGREEMENTS
               ------------------------------------------------

                      EXCLUSIVE DOMESTIC LICENSE AGREEMENT        BHPC.12

     THIS AGREEMENT is made and entered into this 1st day of September, 1993 by and between BHPC Marketing, Inc., a corporation duly organized and existing under the laws of California, having its principal place of business at 620 West 135th Street, Gardena, California 90248 (hereinafter referred to as "LICENSOR"), and I.C. Isaacs & Co., L.P., a Delaware Limited Partnership, having its principal place of business at 3840 Bank Street, Baltimore, Maryland, 21224 (hereinafter referred to as "LICENSEE").

     WHEREAS, LICENSOR is the owner with the right to grant licenses of the Trademarks illustrated in Exhibit "A" attached hereto (the "Trademarks"); and

     WHEREAS, LICENSEE is desirous of obtaining the exclusive right to use the aforesaid Trademarks in connection with the import or manufacture and sale of certain licensed products defined herein.

NOW, THEREFORE, it is agreed by the parties as follows:

1.    DEFINITIONS

      The following terms shall have meanings as set forth below:

   a. "Trademarks" shall mean the Trademarks set forth in Exhibit "A", AND ANY SUCH VARIATIONS AS LICENSEE DEVELOPS WITH LICENSOR'S PRIOR WRITTEN APPROVAL;

   b. "Territory" shall mean that geographical area defined in item 1 of the attached License Agreement Detail Schedule.

   c. "Licensed Product" shall be defined as set forth in item 2 of the attached License Agreement Detail Schedule.

   d. *

2.    RIGHTS GRANTED

      LICENSOR hereby grants to LICENSEE, upon the terms and conditions set forth herein, an exclusive, personal, non-transferable, non-assignable license, without the right to grant sublicenses, to use the Trademarks solely on or in conjunction with the design, manufacture, import,


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

      distribution, advertising, promotion, shipment, and sale of the Licensed Product in the Territory. This license is extended to and includes wholesale sales only and does not include retail sales.

3.    *

4.    GOOD WILL AND PROMOTIONAL VALUE

   a. LICENSEE recognizes the value of the good will associated with the Trademarks and acknowledges that the Trademarks, and all rights therein and the good will pertaining thereto, belong exclusively to LICENSOR. LICENSEE further recognizes and acknowledges that the Trademarks have acquired secondary meaning in the mind of the public.

   b. LICENSEE agrees that its use of the Trademarks shall inure to the benefit of LICENSOR and that LICENSEE shall not, at any time, acquire any rights in the Trademarks by virtue of any use it may make of the Trademarks.

   c. LICENSEE acknowledges that LICENSOR is entering into this Agreement not only in consideration of the royalties paid hereunder but also for the good will and promotional value to be secured by LICENSOR for the Trademarks as a result of the manufacture, offering for sale, sale, advertising, promotion, shipment and distribution of the Licensed Product by LICENSEE.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                       2

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BHPC.12

5.    *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

      *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

       with this Agreement, including, but not limited to, laboratory testing.

    g. *

6.     ADVERTISING/USE OF THE TRADEMARK

    a. LICENSEE will adopt and carry out its own marketing and advertising program with respect to the Licensed Product. LICENSEE agrees that LICENSEE's advertising, public relations and sales promotion activities will be subject to prior consultation with, and written approval by, LICENSOR as to the general form and content only with respect to the use of the Trademarks and other notices.

    b. *

    c. *

    d. *

    e. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *

    g. LICENSEE shall affix such legends, markings and notices on all License Product as are required by LICENSOR UNDER SUBPARAGRAPH 5.D. AND the law.

    h. LICENSEE must submit for approval to LICENSOR a printer's proof of each ADVERTISING AND PROMOTIONAL ITEM before final printing.

7.     DURATION OF THE AGREEMENT

    a. This Agreement shall continue for three (3) consecutive Contract Years in respective durations as set forth in item 3 of the attached License Agreement Detail Schedule (hereinafter collectively the "Initial Term") and shall then expire unless sooner terminated in accordance with the terms and conditions set forth herein.

    b. If LICENSEE is not in breach of this Agreement at the time of renewal, notice is given to LICENSOR, LICENSEE shall have three (3) consecutive options to renew this Agreement for three (3) consecutive contract periods, i.e. Contract Years, of one (1) year each (hereinafter collectively the "Renewal Term"). In order to exercise each individual option, LICENSEE must provide LICENSOR with written notice of its intention to exercise each respective option and such written notice must be received by LICENSOR no later than * prior to the expiration of the Initial Term or immediately preceding Contract Year of the Renewal Term. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

       * Except as specifically set forth herein to the contrary, LICENSEE's performance in the Renewal Term shall be pursuant to the same terms and conditions recited herein for the Initial Term.

8.     ROYALTIES

    a. "Royalty", as used in this Agreement, shall consist of the sum of the following:

       (i) LICENSEE agrees to pay LICENSOR, during the term of this Agreement, a Royalty in an amount equal to five percent (5%) of the Net Shipments by LICENSEE for Licensed Product sold under the Trademarks; and

       (ii) LICENSEE agrees to expend during the term of this Agreement, an amount equal to one percent (1%) of the Net Shipments by LICENSEE for Licensed Product sold under the Trademarks in advertising of the Licensed Product and Trademarks. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12


    *

9.     PAYMENT

    a. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12


       *

    b. LICENSEE's statements and all amounts payable to LICENSOR by LICENSEE shall be submitted to:
                      BHPC Marketing, Inc.
                      620 West 135th Street
                      Gardena, California 90240
                      Attn: Royalty Receivables Department

    *

    d. All payments made hereunder shall be in United States currency or


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

       *

10.    GUARANTEES

    a. Guaranteed Annual Royalty Payments - LICENSEE shall pay, for each Contract Year during the term of this Agreement, beginning with the First Contract Year, the respective Guaranteed Annual Royalty Payments set forth in item 7 of the attached License Agreement Detail Schedule.

    b. Guaranteed Target Net Shipments - If, in any Contract Year, LICENSEE does not achieve the Guaranteed Target Net Shipment Volume figure set forth in item 7 of the attached License Agreement Detail Schedule LICENSOR may, at its option, immediately thereafter terminate this Agreement in writing BY GIVING LICENSEE WRITTEN NOTICE NOT LATER THAN
       * AFTER THE END OF THE CONTRACT YEAR.

    c. Guaranteed Net Shipments - If, in any Contract Year, LICENSEE does not achieve the Guaranteed Net Shipments figure set forth in item 7 of the attached License Agreement Detail Schedule LICENSOR may, at its option, immediately thereafter terminate this Agreement in writing by giving LICENSEE WRITTEN NOTICE NOT LATER THAN * AFTER THE END
       OF THE CONTRACT YEAR.

    D. *

    E. *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12


       *

   11. EXPLOITATION BY LICENSEE

    a. LICENSEE agrees to commence, and diligently continue thereafter, the distribution, shipment and sale of each category of the Licensed Product in commercially reasonable quantities in the Territory on or before the respective distribution date set forth next to each category of the Licensed Product described in item 2 of the attached License Agreement Detail Schedule.

    b. LICENSEE agrees that the Licensed Product will be sold, shipped and distributed outright, at a competitive price DETERMINED BY LICENSEE, and not on an approval, tie-in, consignment, or "sale or return" basis. LICENSEE further agrees that the Licensed Product will only be KNOWINGLY sold to retailers, jobbers, wholesalers and distributors for sale, shipment and distribution to retail stores and merchants commonly considered and referred to in the industry as MODERATE OR BETTER department stores and specialty stores for sale, shipment and distribution direct to the public. Notwithstanding the foregoing to the contrary, LICENSOR agrees that the Licensed Product may also be sold to those retail stores commonly considered and referred to in the industry as "Warehouse Clubs" * so long as the total Net Shipment volume of Licensed Product sold to such "Warehouse Clubs" does not exceed twenty five percent (25%)


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     of LICENSEE's annual Net Shipment volume. * The manner and scope of the distribution of the Licensed Product, availability, variety, fabrication, colors and sizes are critical to the promotion, enhancement and protection of the Trademarks and their associated goodwill. *

c.   *

12.  *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     *

13.  INSURANCE

     LICENSEE shall, throughout the term of this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company acceptable to LICENSOR, a policy or policies of insurance, insuring


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     against those risks customarily insured against under broad form comprehensive general liability policies arising out of any defects or failure to perform, alleged or otherwise, of the Licensed Product or any use thereof, including "product liability", "completed operations", "advertisers' liability insurance", etc and any liability of LICENSEE arising out of Paragraph 20, below. *

     The policies shall provide for ten (10) days notice to LICENSOR from the insurer by Registered or Certified Mail, return receipt requested, in the event of any modification, cancellation or termination. LICENSEE agrees to furnish LICENSOR a certificate of insurance or copy of the policies evidencing same within thirty (30) days after execution of this Agreement and from time to time as requested by LICENSOR within ten (10) days of LICENSOR's request; in no event, shall LICENSEE manufacture, offer for sale, sell, advertise, promote, ship and/or distribute the Licensed Product prior to receipt by LICENSOR of such evidence of insurance. If LICENSEE fails to procure, maintain and/or pay for at the times and for the durations specified in this Agreement, the insurance required hereunder, or fails to carry insurance required by any governmental requirement, LICENSOR may (but without obligation to do so), and without notice to LICENSEE, perform such obligations on behalf of LICENSEE, and the cost thereof, together with interest thereon at the


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

maximum rate allowed by law, shall immediately become due and payable to LICENSOR.

14.  USE, DISPLAY, AND SALE INVOLVING THE TRADEMARKS AND COPYRIGHT

a. In order to protect the Trademarks and LICENSOR's reputation, LICENSEE will manufacture, distribute and sell the Licensed Product in compliance with all applicable laws. *

b.   *

c. LICENSEE shall exercise reasonable efforts, within the limits allowed by the laws and governmental regulations in effect in the Territory, to ensure that its merchandising and sale of the Licensed Product shall conform to policies and methods suitable for goods of high quality sold under a prestigious label of worldwide repute.

15.  OWNERSHIP OF THE TRADEMARKS

a. LICENSEE agrees that nothing in this Agreement shall give LICENSEE any right, title, or interest in the Trademarks other than the license to use the Trademarks on the Licensed Product; that such marks are the sole property of LICENSOR; that all such uses by LICENSEE of such marks shall inure only to the benefit of LICENSOR; and it being understood that all


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     right, title and interest relating thereto are expressly reserved by the LICENSOR except for the rights being licensed hereunder.

b. LICENSEE recognizes that LICENSOR may already have entered into license agreements with respect to the Trademarks for products which fall into the same general product category as the Licensed Product, but which are not sold to the same retail store departments as the Licensed Product, and which may be similar to, but not the same as, the Licensed Product in terms of function, or otherwise. LICENSOR WILL ADVISE LICENSEE OF THE SPECIFICS OF EACH SUCH AGREEMENT. LICENSEE hereby expressly concedes that the existence of said xxxxxxx xxxx xxx and shall xxx xxxxxxx x breach of this Agreement by the LICENSOR. NOTHING HEREIN SHALL PERMIT LICENSOR TO LICENSE A RETAIL OUTLET DIRECTLY TO MAKE LICENSED PRODUCTS OR PRODUCTS SUBSTANTIALLY SIMILAR THERETO, IT BEING UNDERSTOOD THAT ANY SUCH PRODUCTS TO BE SOLD BY THE RETAIL OUTLET MUST BE PURCHASED FROM LICENSEE.

c.   *

d.   *

16.  COMPLIANCE WITH LIMITATIONS ON USE OF TRADEMARKS

     LICENSEE agrees that the Licensed Product, and all labels, hang tags, packaging and other trade dress, used in connection with such Licensed Products, shall not violate any restrictions on use or display of the


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     marks as provided in that Settlement Agreement and Consent Judgement with *, a copy of which is attached hereto as Exhibit
     "D". Nothing contained in this Agreement makes *, or any related company, a third party beneficiary of this Agreement. *

17.  *

18.  ASSIGNABILITY AND MANUFACTURING

  a. The license granted hereunder is, and shall remain, personal to LICENSEE and shall not be granted, assigned, or otherwise conveyed by any act of LICENSEE or by operation of law. For the purposes of this Paragraph 18, any sale or transfer of any ownership interest in LICENSEE shall constitute a prohibited assignment of the license granted hereunder.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     LICENSEE shall have not right to grant any sublicenses without LICENSOR's prior to express written approval. Any attempt on the part of LICENSEE to arrange to sublicense or assign to third parties its rights under this Agreement, shall constitute a material breach of this Agreement. NOTHING HEREIN PRECLUDES LICENSEE FROM PLEDGING THIS AGREEMENT AS COLLATERAL OR SECURITY FOR FINANCING TO ITS PRIMARY LENDERS OR HIRING THIRD PARTIES TO MANUFACTURE, ASSEMBLE OR SELL THE LICENSED PRODUCTS.

  b. LICENSOR shall have the right to assign its rights and obligations under this Agreement without the approval of LICENSEE.

19.  NO AGENCY, JOINT VENTURE, PARTNERSHIP

     The parties hereby agree that no agency, joint venture, or partnership is created by this Agreement, and that neither party shall incur any obligation in the name of the other without the other's prior written consent.

20.  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *

21.  TERMINATION

  a. In addition to the termination rights provided elsewhere in this Agreement, EACH PARTY will have the right to terminate this Agreement in the event that:

     *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *

22.  EFFECT OF EXPIRATION OR TERMINATION

  a. EXCEPT FOR THE LIMITED PURPOSES INDICATED BELOW, upon expiration or termination of this Agreement, all rights and licenses granted to LICENSEE hereunder shall immediately expire, shall forthwith revert to LICENSOR, and LICENSEE shall immediately cease and desist from using the Trademarks and any technical information supplied by LICENSOR to LICENSEE hereunder. To this end, LICENSEE will be deemed to have automatically assigned to LICENSOR, PURSUANT TO THE EXPRESS PROVISIONS
     OF THIS AGREEMENT, upon such expiration or termination, the Trademarks, equities, good will, titles, and other rights in or to the Licensed Product and all adaptations, compilations, modifications, translations and versions thereof, and all other trademarks used in connection therewith (NOT INCLUDING ANY OF LICENSEE'S TRADEMARKS AND LOGOS) which have been or may be obtained by LICENSEE or which may vest in LICENSEE and which have not already been assigned to LICENSOR BUT NOT INCLUDING ANY GENERIC OR STANDARD STYLES, LABELS, TAGS, DESIGNS, GRAPHICS, AND THE LIKE. LICENSOR may thereafter, in its sole discretion enter into such arrangements as it deems desirable, with any other party, for the manufacture, promotion and sale of the Licensed Product in the Territory.

  b. Any Licensed Product, finished or in progress, shall be disposed of as follows:

     *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     *

23.  MODIFICATION; WAIVER

     No modification of any of the terms or provisions of this agreement shall be valid unless contained in a writing signed by the parties. No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of a like or similar nature. EXCEPT AS OTHERWISE STATED IN THIS AGREEMENT, resort by LICENSOR OR LICENSEE to any remedies referred to in this Agreement or arising by reason of a breach of this Agreement by LICENSEE OR LICENSOR shall not be construed as a waiver by LICENSOR of its right to resort to any and all other legal and equitable remedies available to LICENSOR OR LICENSEE.

24.  FORCE MAJEURE

     Neither LICENSOR nor LICENSEE shall be liable to each other or be deemed in breach or default of any obligations contained in this Agreement, for any delay or failure to perform due to causes beyond its reasonable control, including but not limited to delay due to the elements, acts of the United States Government, acts of a foreign government, acts of God, fires, floods, epidemics, embargoes, riots, strikes, any of the foregoing events being referred to as a "Force Majeure" condition. In such event, dates for performance shall be extended for the period of delay resulting from the Force Majeure condition. The party affected by a Force Majeure condition shall, as soon as practicable, notify the other party of the nature and extent of such condition.

25.  NOTICE

     All notices, approvals, consents, requests, demands, or other communications to be given to either party in writing may be effected by personal delivery or by depositing the same in the United States mail, certified and return receipt requested, postage prepaid. Such


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     communication shall be addressed to LICENSEE and LICENSOR at their respective addresses as set forth in the preamble above.

26.  CONSTRUCTION; VENUE

     This Agreement shall be construed in accordance with the * , and the parties agree that it is executed and delivered in that state, and any claims arising hereunder shall, at LICENSOR's election, be prosecuted in *

27.  ENTIRE AGREEMENT

     This Agreement, contains the entire understanding of the parties and there are no representations, warranties, promises, or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto.

28.  *

29.  *


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     *

30.  *

31.  BINDING EFFECT

     This Agreement shall be binding on the parties, and their successors and assigns.

32.  *

33.  SEVERABILITY

     In the event that any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity or unenforceability shall not affect any other term or provision and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

34.  CAPTIONS

     The captions used in connection with the paragraphs and subparagraphs of this Agreement are inserted only for purpose of reference. Such


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part thereof nor shall such captions otherwise be given any legal effect.

35.  INCORPORATION OF EXHIBITS

     LICENSOR and LICENSEE acknowledge and agree that the provisions of Exhibits "A" through "D" attached hereto (the "Exhibits") are integral to this Agreement and that the provisions of the Exhibits are all hereby incorporated herein and made a part hereof as if set out in full in this Agreement.

36.  *

37.  APPROVALS

     ALL APPROVALS OR CONSENTS REQUIRED TO BE GIVEN BY ONE PARTY TO THE OTHER UNDER THIS AGREEMENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED NOTWITHSTANDING ANYTHING IN THE AGREEMENT TO THE CONTRARY.


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

     IN WITNESS WHEREOF, the parties hereto agree that this Agreement shall take effect as of the date and year first above written above.

LICENSOR:                              LICENSEE:

BHPC MARKETING, INC.,                  I. C. ISAACS & CO., L.P.
a California Corporation               a Delaware Limited Partnership


BY:                                    BY:
   --------------------------------       ------------------------------
Don Garrison                           Jerry Lear
Licensing Director                     President, C.E.O.


Date:                                  Date:
     ------------------------------         ----------------------------

BHPC.12

                                SECTION (I)

                          NET SHIPMENT STATEMENT

     The written statement of Net Shipments of Licensed Product (a copy of which is attached hereto as Exhibit "F") referred to in Paragraph 9a must be certified as accurate by LICENSEE and will include, but will not be limited to, information as to: *

                               SECTION (II)

                     *

                                 EXHIBIT "C"
                                 Page 1 of 3


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

                                 SECTION (III)

                            INSURANCE REQUIREMENTS

*
The policies shall provide for ten (10) days notice to LICENSOR from the insurer by Registered or Certified Mail, return receipt requested, in the event of any modification, cancellation or termination. LICENSEE agrees to furnish LICENSOR a certificate of insurance or copy of the policies evidencing same within thirty (30) days after execution of this Agreement and from time to time as requested by LICENSOR within ten (10) days of LICENSOR's request, in no event, shall LICENSEE manufacture, offer for sale, sell, advertise, promote, ship and/or distribute the Licensed Product prior to receipt by LICENSOR of such evidence of insurance.

                                SECTION (IV)

            *

                                 EXHIBIT "C"
                                 Page 2 of 3


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12

*



                                 EXHIBIT "C"
                                 Page 3 of 3


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.